Exhibit 99.2

SAFETY TECH INTERNATIONAL, INC.

FINANCIAL STATEMENTS

AND SUPPLEMENTARY INFORMATION

YEARS ENDED JUNE 30, 2005 AND 2004

TABLE OF CONTENTS

Page
INDEPENDENT AUDITORS’ REPORT	1

FINANCIAL STATEMENTS

• Balance Sheets	2-3

• Statements of Income and Retained Earnings	4

• Statements of Cash Flows	5

NOTES TO FINANCIAL STATEMENTS	6-12

SUPPLEMENTARY INFORMATION

• Schedule “1”- Supplementary Schedules of Operating Expenses	13

Rager, Lehman & Houck, P.C. CERTIFIED PUBLIC ACCOUNTANTS

INDEPENDENT AUDITORS’ REPORT

205 E. MAIN STREET

WESTMINSTER, MD 21157

TEL: 410-848-3636

TEL: 410-876-3990

FAX: 410-876-0978

195 STOCK STREET

SUITE 311

HANOVER, PA 17331

TEL: 717-637-7300

FAX: 717-632-5141

247 BALTIMORE STREET

GETTYSBURG, PA 17325

TEL: 717-334-2224

FAX: 717-632-5141

1770 E. MARKET STREET

YORK, PA 17402

TEL: 717-755-8218

FAX: 717-755-5278

182 THOMAS JOHNSON DR

SUITE 204

FREDERICK, MD 21702

TEL: 301-696-9449

FAX: 301-694-8428

www.rlhcpa.com

September 24, 2005

To the Board of Directors

Safety Tech International, Inc.

Frederick, Maryland

We have audited the accompanying balance sheets of Safety Tech International, Inc. as of June 30, 2005 and 2004, and the related statements of income, retained earnings and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Safety Tech International, Inc. as of June 30, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

Our audits were made for the purpose of forming an opinion on the basic financial statements taken as a whole. The supplementary information is presented for purposes of additional analysis and is not a required part of the basic financial statements. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.

SAFETY TECH INTERNATIONAL, INC.

BALANCE SHEETS

JUNE 30, 2005 AND 2004

ASSETS

	2005	2004
CURRENT ASSETS
Cash and Cash Equivalents	$192,123	$741,832
Accounts Receivable, Net of Allowance for Doubtful Accounts of $70,129 and $11,607	566,540	915,347
Inventory	921,354	651,935
Prepaid Expenses	110,025	59,588
Note Receivable - Related Party	348,745	—

TOTAL CURRENT ASSETS	2,138,787	2,368,702

PROPERTY AND EQUIPMENT
Buildings and Improvements	204,810	—
Office Furniture and Equipment	133,528	104,923
Manufacturing Equipment	671,917	313,931

	1,010,255	418,854
Less: Accumulated Depreciation	244,552	153,961

TOTAL PROPERTY AND EQUIPMENT	765,703	264,893

OTHER ASSETS
Investments	1,947,880	1,201,208

TOTAL OTHER ASSETS	1,947,880	1,201,208

TOTAL ASSETS	$4,852,370	$3,834,803

See Accompanying Notes

SAFETY TECH INTERNATIONAL, INC.

BALANCE SHEETS - continued

JUNE 30, 2005 AND 2004

LIABILITIES AND STOCKHOLDERS’ EQUITY

	2005	2004
LIABILITIES
CURRENT LIABILITIES
Accounts Payable	$148,197	$344,457
Income Taxes Payable	178,634	386,899
Accrued Expenses	86,281	210,149
Due to Related Parties	546,754	580,803

TOTAL CURRENT LIABILITIES	959,866	1,522,308

LONG-TERM LIABILITIES
Notes Payable	225,000	—
Deferred Income Taxes	98,193	58,640

TOTAL LONG-TERM LIABILITIES	323,193	58,640

TOTAL LIABILITIES	1,283,059	1,580,948

STOCKHOLDERS’ EQUITY
Common Stock; No Par Value; Authorized 200,000 Shares; 99,000 Shares Issued and Outstanding	1,055,500	1,016,750
Retained Earnings	2,507,418	1,236,661
Accumulated Other Comprehensive Income	6,393	444

TOTAL STOCKHOLDERS’ EQUITY	3,569,311	2,253,855

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,852,370	$3,834,803

See Accompanying Notes

SAFETY TECH INTERNATIONAL, INC.

STATEMENTS OF INCOME AND RETAINED EARNINGS

FOR THE YEARS ENDED JUNE 30, 2005 AND 2004

	2005		2004
	Amount	Percent	Amount	Percent
SALES	$8,154,642	100.0	$7,453,765	100.0
Cost of Goods Sold	4,139,714	50.8	4,531,880	60.8

GROSS PROFIT	4,014,928	49.2	2,921,885	39.2
Operating Expenses	1,906,863	23.4	1,296,769	17.4

OPERATING INCOME	2,108,065	25.8	1,625,116	21.8

OTHER INCOME	54,798.7		8,989.1

INCOME BEFORE INCOME TAXES	2,162,863	26.5	1,634,105	21.9
Income Tax Expense	758,106	9.3	610,239	8.2

NET INCOME	1,404,757	17.2	1,023,866	13.7

Retained Earnings - Beginning - As Restated	1,236,661		319,295
Dividends Paid, $1 Per Share	(99,000)		(99,000)
Repurchase of Corporate Stock	(35,000)		(7,500)

RETAINED EARNINGS - ENDING	$2,507,418		$1,236,661

See Accompanying Notes

SAFETY TECH INTERNATIONAL, INC.

STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED JUNE 30, 2005 AND 2004

	2005	2004
CASH FLOWS FROM OPERATING ACTIVITIES
Inflows:
Cash Received from Customers	$8,503,449	$7,350,569
Investment Income Received	47,452	4,997
Other Income Received	—	5,401

	8,550,901	7,360,967

Outflows:
Cash Paid to Suppliers	5,545,774	4,046,707
Cash Paid to Employees	1,069,577	697,343
Interest Paid	—	1,409
Donations Given	15,067	10,067
Income Taxes Paid	930,561	247,804

	7,560,979	5,003,330

NET CASH PROVIDED BY OPERATING ACTIVITIES	989,922	2,357,637

CASH FLOWS FROM INVESTING ACTIVITIES
Outflows:
Loan to Stockholder	341,000	—
Purchase of Investments	736,980	1,200,485
Purchase of Property and Equipment	591,401	141,776

	1,669,381	1,342,261

NET CASH USED BY INVESTING ACTIVITIES	(1,669,381)	(1,342,261)

CASH FLOWS FROM FINANCING ACTIVITIES
Inflows:
Proceeds from Note Payable	225,000	—
Corporate Stock Issued	88,750	192,750

	313,750	192,750

Outflows:
Payments on Long-Term Debt	—	450,000
Dividends Paid	99,000	99,000
Repurchase of Corporate Stock	85,000	7,500

	184,000	556,500

NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES	129,750	(363,750)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(549,709)	651,626
Cash and Cash Equivalents - Beginning	741,832	90,206

CASH AND CASH EQUIVALENTS - ENDING	$192,123	$741,832

See Accompanying Notes

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1.     Summary of Significant Accounting Policies

Nature of Business

Safety Tech International, Inc. designs, manufactures, and distributes state of the art personal protection equipment which conforms to the National Institute for Occupational Safety and Health (NIOSH) regulations for both military and civilian applications. The company markets these products worldwide.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization are provided using the straight-line method over the estimated lives of the various assets.

Inventory

Inventory is valued at the lower of cost using the first-in, first-out method or market.

Income Taxes

Income taxes are provided on all revenue and expense items included in the income statement, with the exception of permanent differences between financial earnings and taxable income. Deferred income taxes result principally from using accelerated depreciation methods for income tax purposes and unrealized gains on marketable securities.

Allowance for Doubtful Accounts

The Company periodically reviews accounts receivable balances and records an allowance if amounts are deemed uncollectible.

Cash and Cash Equivalents

Liquid investments with a maturity of three months or less are treated as cash equivalents.

Use of Estimates

Management uses estimates and assumptions in preparing financial statements in accordance with accounting principles generally accepted in the United States of America. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could vary from the estimates that were used.

Advertising

The Company follows the policy of charging the costs of advertising to expense as incurred.

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 2.     Concentration of Risk

The Company places its cash and temporary cash investments with a local bank. The amounts on deposit at June 20, 2005 exceeded the $100,000 federally insured limit by $6,500.

In 2005, the two largest customers accounted for 21% and 11% of sales. In 2004, the three largest customers accounted for 18%, 12%, and 11% of sides.

The Company is dependent on third-party equipment manufacturers, distributors, and dealers for all of its supply of raw materials. In 2005 and 2004, products purchased from the Company’s three largest suppliers accounted for approximately 51% and 65% of product purchases, respectively. The Company is dependent on the ability of its suppliers to provide products on a timely basis and on favorable pricing terms. The loss of certain principal suppliers or a significant reduction in product availability from principal suppliers could have a material adverse effect on the Company. The Company believes that its relationships with its suppliers are satisfactory.

Note 3.     Commitments and Contingencies

At June 30, 2005, the Company had an informal agreement with a related party for filter consulting services. The Company will pay $45,000 over a period of 4 months.

Note 4.     Prior Period Adjustments

The following changes were made to the July 1, 2003 retained earnings balance:

Retained Earnings as of July 1, 2003, as Originally Stated	$221,563

Correct Stock Transactions	16,500
Adjust Depreciation Methods from Tax to Straight-Line	91,903
Record Prepaid Expenses	46,350
Record Additional Income Tax Due	(27,961)
Record Deferred Income Taxes	(29,060)

Retained Earnings, as Restated	$319,295

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 5.     Related Party Transactions

In the normal course of business, the Company has transactions with Safety Tech International AG, an affiliated company owned by the Company’s major stockholder.

Safety Tech International, AG provides ongoing consulting and engineering services related to product research and development.

Related party activity with Safety Tech International, AG for the years ended June 30, 2005 and 2004 was:

	2005	2004
Engineering Fees	$399,698	$332,533
Consulting Fees	$213,366	$159,983
Balance Due to Related Party	$546,754	$481,445

As of June 30, 2005, the Company held an unsecured demand note from its major stockholder for $341,000. The loan, which bears interest at 4.5% per year, matures January 2006.

At June 30, 2004, the Company owed $99,358 to its stockholders for directors’ fees.

Note 6.     Investments

Investments consist of marketable securities and mutual funds. Balances at June 30 are as follows:

	2005	2004
Cost	$1,937,465	$1,200,485
Unrealized Holding Gain	10,415	723

Market Value	$1,947,880	$1,201,208

Note 7.     Inventory

At June 30, the inventory balances consisted of the following:

	2005	2004
Raw Materials	$806,161	$627,761
Finished Goods	115,193	24,174

	$921,354	$651,935

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 8.     Capital Stock Transactions

On March 11, 2004, the board of directors approved an annual cash dividend for 2004 of $1.00 per share payable on April 15, 2004, to holders of common stock as of March 31, 2004.

On January 19, 2005, the board of directors approved a cash dividend for 2005 of $1.00 per share payable by April 15, 2005 to holders of common stock as of March 31, 2005.

Cash dividends paid in 2004 and 2005 totaled $99,000 each year and have been charged to retained earnings.

In 2005 and 2004, the Company repurchased 5,000 and 500 shares of common stock, respectively. The excess of the purchase price over the original sale amount has been charged to retained earnings.

The Company issued 14,250 new shares in 2004 for $192,750, and 5,250 new shares in 2005 for $88,750.

Note 9.     Research and Development Costs

Expenditures for research activities relating to product development and improvement are charged to expense as incurred. Such expenditures amounted to $614,500 and $492,500 for the years ended 2005 and 2004, respectively.

Note 10.   Notes Payable

The balance at June 30, 2005 consisted of a line of credit with Merrill Lynch, payable in quarterly installments of interest only at prime plus 1%, with no fixed date for principal repayment. The debt is collateralized by the Company’s marketable securities investments account. The interest rate was 6.695% at June 30, 2005. At June 30, 2005, the Company had an additional $505,785 available on this loan.

At June 30, 2004, the Company had available a line of credit for $450,000 with a local bank. The line was closed later in 2004.

Interest expense for the years ended June 30, 2005 and 2004 was $-0- and $1,409, respectively.

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 11.   Other Comprehensive Income

	2005	2004
Holding Gain Arising During the Year	$9,692	$723
Related Income Tax (Deferred)	(3,743)	(279)

Net Comprehensive Income	$5,949	$444

Note 12.   Retirement Plan

The Company has established a 401(k) plan whereby employees who meet age and length of service requirements may elect to make contributions to the plan through a salary reduction arrangement not to exceed 15%. The employer may make a matching contribution for participating employees up to a maximum of 8% of their annual compensation. Profit sharing contributions are determined annually by the Board of Directors.

The Company’s contribution to the plan was $62,477 and $37,716 for the years ended June 30, 2005 and 2004, respectively.

Note 13.   Operating Lease

The Company leases its office, warehouse, and storage facilities from an unrelated party under a five-year lease agreement that expires in June 2008. The annual escalation rate is three-percent. In addition, the Company pays its share of common area charges.

Allocated future minimum lease payments required by the non-cancelable lease are as follows:

Year ending June 30,	2006	$212,700
	2007	$218,700
	2008	$224,800

Total rent expense for the years ending June 30, 2005 and 2004 was $207,388 and $143,506, respectively.

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 14.   Income Taxes

Income tax expense contains the following components:

	2005	2004
Current	$722,295	$580,938
Deferred	35,811	29,301

	$758,106	$610,239

Note 15.   Stock Purchase Agreements

The Company and its shareholders have an informal agreement in the event of death or withdrawal from the Company. The shareholders must first offer their stock to the Company for redemption; if the Company chooses not to repurchase the stock, then it must be offered to the other existing shareholders before it is sold to an unrelated party.

Note 16.   Foreign Currency Transactions

The Company’s functional currency for all operations worldwide is the U.S. dollar. Non-monetary assets and liabilities are translated at historical rates and monetary assets and liabilities are translated at exchange rates in effect at the end of the year. Income statement accounts are translated at average rates for the year. Gains and losses from translation of foreign currency financial statements into U.S. dollars are included in current results of operations. Gains and losses resulting from foreign currency transactions are also included in current results of operations. Aggregate foreign currency translation and transaction losses included in operations totaled $82,212 and $30,090 for the years ended June 30, 2005 and 2004, respectively.

Note 17.   Depreciation Expense

Depreciation expense for the years ended June 30, 2005 and 2004 was $90,592 and $45,369, respectively.

Note 18.   Advertising Expense

Advertising expense for the years ended June 30, 2005 and 2004 was $85,459 and $33,868, respectively.

SAFETY TECH INTERNATIONAL, INC.

NOTES TO FINANCIAL STATEMENTS - continued

Note 19.   Reconciliation of Net Income to Net Cash Provided By Operating Activities:

	2005	2004
Net Income	$1,404,757	$1,023,866
Adjustments to Reconcile Net Income to
Net Cash Provided by Operating Activities:
Depreciation	90,592	45,369
(Increase) Decrease in Current Assets:
Accounts Receivable	348,807	(103,197)
Inventory	(269,419)	396,755
Prepaid Expenses	(50,437)	(13,238)
Accrued Interest	(7,745)	—
Increase (Decrease) in Current Liabilities:
Accounts Payable	(196,260)	(8,570)
Accrued Expenses	(123,868)	158,413
Income Taxes Payable	(208,265)	333,134
Deferred Tax Liability	35,809	29,302
Amount Due to Related Party	(34,049)	495,803

Net Cash Provided By Operating Activities	$989,922	$2,357,637

SUPPLEMENTARY INFORMATION

SAFETY TECH INTERNATIONAL, INC.

SUPPLEMENTARY SCHEDULES OF OPERATING EXPENSES

FOR THE YEARS ENDED JUNE 30, 2005 AND 2004

	2005		2004
	Amount	Percent	Amount	Percent
OPERATING EXPENSES
Advertising and Promotion	$85,459	1.0	$33,868.5
Automobile Expense	19,874.3		9,209.1
Bad Debts	58,522.7		2,602.1
Bank Service Charges	11,049.2		6,175.1
Commissions	109,214	1.3	67,053.9
Condo Expenses	5,516.1		—	—
Consulting	399,698	4.9	159,983	2.2
Contributions	15,067.2		10,067.1
Depreciation	90,592	1.1	45,369.6
Directors’ Fees	117,200	1.4	178,128	2.4
Dues and Subscriptions	1,664	—	11,670.2
Employee Benefits	6,191.1		—	—
Employer 401(k) Expense	62,477.8		37,716.5
Engineering Costs	214,877	2.6	332,533	4.4
Factory Supplies	118,040	1.4	125,057	1.7
Foreign Exchange Rates	82,212	1.0	30,090.4
Freight & Duty	128,595	1.6	116,796	1.6
Insurance-General	114,935	1.4	119,687	1.6
Insurance-Health	71,507.9		61,549.8
Licenses & Permits	2,426	—	725	—
Membership Dues	13,605.2		—	—
Miscellaneous	1,680	—	1,597	—
NIOSH Test Samples	980	—	2,400	—
Office Expense	22,403.3		14,998.2
Payroll	1,053,577	12.9	726,889	9.8
Payroll Processing Cost	2,038	—	1,787	—
Payroll Taxes	74,237.9		50,478.7
Postage and Delivery	4,642.1		3,984.1
Professional Fees	49,252.6		137,607	1.8
Rent	207,388	2.5	143,506	1.9
Repairs and Maintenance	18,681.2		272	—
Software	9,314.1		—	—
Telephone	11,988.2		9,862.1
Temporary Labor	—	—	13,406.2
Trade Show Expenses	23,650.3		23,455.3
Training	1,750	—	—	—
Travel and Meals	105,028	1.3	100,403	1.3
Utilities	22,558.3		12,708.2
Less: Overhead Applied	1,431,023	17.5	1,294,860	17.4

TOTAL OPERATING EXPENSES	$1,906,863	23.4	$1,296,769	17.4

See Accompanying Notes